UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. [ ])
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Citizens Financial Services, Inc. (Name of Registrant as Specified in Its Charter)

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CITIZENS FINANCIAL SERVICES, INC.

PROXY STATEMENT FOR THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 19, 2005

GENERAL INFORMATION

Date, Time and Place of Annual Meeting

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Citizens Financial Services, Inc., a Pennsylvania business corporation, of proxies to be voted at the corporation’s Annual Meeting of Shareholders to be held at 12:00 p.m., prevailing time, on Tuesday, April 19, 2005 at the Tioga County Fairgrounds Main Building, Whitneyville, Pennsylvania 16901.

Description of the Corporation

The principal executive office of the corporation is located at First Citizens National Bank, 15 South Main Street, Mansfield, Pennsylvania 16933. The telephone numbers for the corporation are 570-662-2121 or 800-326-9486. All inquiries regarding the annual meeting should be directed to Randall E. Black, Chief Executive Officer and President of the corporation.

Citizens Financial Services, Inc. was established in 1984 as a one-bank holding company under the laws of Pennsylvania and the Bank Holding Company Act of 1956. Thus, the corporation’s activities consist of owning and supervising First Citizens National Bank, its wholly-owned depository subsidiary. In March 2001, First Citizens National Bank established a subsidiary, First Citizens Insurance Agency, Inc. This agency, which was not activated until October 1, 2001, allows the bank to sell insurance and insurance products within our marketing area. In December 2003, the corporation formed a special purpose entity, the Citizens Financial Statutory Trust. This entity was formed solely to facilitate a $7,500,000 trust preferred pooled offering.

Included with this proxy statement is the corporation’s notice of meeting, your proxy card, and a copy of the corporation’s Annual Report to Shareholders for the fiscal year ended December 31, 2004. You may obtain a copy of the Annual Report to Shareholders for the 2003 fiscal year at no cost by contacting Randall E. Black, Chief Executive Officer and President, via mail at 15 South Main Street, Mansfield, Pennsylvania 16933 or via telephone at 800-326-9486.

We have not authorized anyone to provide you with information about the corporation; therefore, you should rely only on the information contained in this document or on documents to which we refer you. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at Citizens Financial Services, Inc. subsequent to printing this proxy statement that might affect your decision or the value of your stock.

VOTING PROCEDURES

Solicitation and Voting of Proxies

This proxy statement and the enclosed form of proxy are first being sent to the corporation’s shareholders on or about March 9, 2005.

Shares represented by proxies on the accompanying proxy, if properly signed and timely returned, will be voted in accordance with the specifications made by the shareholders. Any properly signed and timely returned proxy not specifying to the contrary will be voted FOR the election of the nominees for Class 1 Director named below to serve for a three-year term and until their successors are elected and qualified, and FOR the election of the nominee for Class 3 Director named below to serve for a one-year term and until his successor is elected and qualified.

Execution and return of the enclosed proxy will not affect a shareholder’s right to attend the annual meeting and vote in person, after giving written notice to the Secretary of the corporation. The cost of preparing, assembling, printing, mailing and soliciting proxies, and any additional material which the corporation may furnish shareholders in connection with the annual meeting, will be borne by the corporation. In addition to the use of the mail, certain directors, officers and employees of the corporation and the bank may solicit proxies personally, by telephone, telecopier, or other electronic means. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held of record by these persons. The corporation will reimburse them for their reasonable forwarding expenses.
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Quorum and Vote Required For Approval

At the close of business on March 2, 2005, the corporation had outstanding 2,840,254 shares of common stock, par value $1.00 per share, the only authorized class of stock.

Only holders of record of common stock at the close of business on March 2, 2005 are entitled to vote at the annual meeting. Cumulative voting rights do not exist with respect to the election of directors. On all matters to come before the annual meeting, each share of common stock is entitled to one vote.

Under Pennsylvania law and the corporation’s Bylaws, the presence of a quorum is required for each matter to be acted upon at the annual meeting. Pursuant to the corporation’s Bylaws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast constitutes a quorum for the transaction of business at the annual meeting. Votes withheld and abstentions are counted as “present” for determining the presence of a quorum for the particular matter.

Assuming the presence of a quorum, the five nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors will be elected. The proxy holders will not cast votes for or against any director candidate where the broker or shareholder withheld authority.

Revocability of Proxy

A shareholder who returns a proxy may revoke the proxy at any time before it is voted at the annual meeting only:

•	by giving written notice of revocation to Terry B. Osborne, Secretary of Citizens Financial Services, Inc., at 15 South Main Street, Mansfield, Pennsylvania 16933,

•	by executing a later-dated proxy and giving written notice to the Secretary of the corporation, or

•	by attending the annual meeting and voting in person after giving written notice to the Secretary of the corporation.

Methods of Voting

Proxy Voting:

•	Mark your selections.

•	Date your proxy and sign your name exactly as it appears on your proxy.

•	Mail the proxy to Citizens Financial Services, Inc. in the enclosed postage-paid envelope.

Voting in Person:

•	Attend the annual meeting and show proof of eligibility to vote.

•	Obtain a ballot.

•	Mark your selections.

•	Date your ballot and sign your name exactly as it appears in the corporation’s transfer books.

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BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Directors of Citizens Financial Services, Inc.

The following table sets forth, as of March 2, 2005, (in alphabetical order) selected information about the directors of the corporation.

Name	Class of Director	Director Since	Age as of March 2, 2005
Randall E. Black	1	2004	38
R. Lowell Coolidge	1	1984	64
Larry J. Croft	1	1990	69
Mark L. Dalton	2	1998	50
Roger C. Graham, Jr.	3	2001	49
E. Gene Kosa	3	2001	58
R. Joseph Landy	3	2001	50
John E. Novak	2	1984	68
Carol J. Tama	1	1986	64
Rudolph J. van der Hiel	2	1984	65
James A. Wagner	3	2004	58

Executive Officers of Citizens Financial Services, Inc.

The following table sets forth, as of March 2, 2005, selected information about the executive officers of the corporation, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors.

Name and Position	Held Since	Employee Since	Number of Shares Beneficially Owned(1)	Age as of March 2, 2005
R. Lowell Coolidge Chairman of the Board	1984	(2)	154,018	64
Randall E. Black Chief Executive Officer and President	2004	1993	1,193	38
Terry B. Osborne Secretary	1984	1984	1,294	51
Rudolph J. van der Hiel Assistant Secretary	1984	(2)	17,805	65
Thomas C. Lyman Treasurer	1988	1988	402	59
Mickey L. Jones Assistant Treasurer	2004	2004	0	44

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(1)	See Table entitled “Share Ownership by Directors, Officers and Nominees” on page 14 for additional share ownership information.

(2)	This individual is not an employee of Citizens Financial Services, Inc. or First Citizens National Bank.

Governance

The Board of Directors oversees all of the corporation’s business, property, and affairs. The Chairman and the corporation’s officers keep the members of the Board informed of the corporation’s business through discussions at Board meetings and by providing them reports and other materials.

The Board of Directors and its Committees

During 2004, the corporation’s Board of Directors held 8 regular meetings. Each of the directors attended at least 75% of the total number of meetings of the corporation’s and committee meetings. All directors of the corporation attended the 2004 Annual Meeting of Shareholders and all are expected to attend the 2005 Annual Meeting of Shareholders. Citizens Financial Services, Inc. maintains a standing Audit Committee.

The corporation’s Board of Directors does not maintain a standing nominating committee, or compensation committee. Matters within the jurisdiction of a nominating committee are considered by the corporation’s and the bank’s Board of Directors. The bank’s Human Resource Committee currently performs the functions of the corporation’s compensation committee.

There is no family relationship, by blood, marriage, or adoption, between any of the directors and any other director, officer, or full-time employee, of the corporation or of the bank.

Compensation of the Board of Directors

Directors of the corporation, except for the Chairman, receive a fee of $250 per meeting. Directors of the bank, except for the Chairman, receive a $5,000 retainer plus $500 per month plus fees of $175 per meeting, for attendance at various committee meetings held on the same day as the Board meetings, and $250 per additional committee meeting held on a day other than Board meeting. A fee of $250 is paid for any special meeting of the Board plus $100 per conference call instance. Additionally, committee chairpersons receive a $500 retainer. Mr. Coolidge, who serves as the corporation’s and the bank’s Chairman, receives a fixed annual sum of $35,160 in lieu of all director’s fees. Directors are permitted to defer their fees subject to provisions of the director’s deferred compensation plan. The plan provides for the bank to distribute funds to a director whenever they are no longer a member of the Board. In addition to these fees, each director is provided a $50,000 life insurance benefit. Once a director retires, insurance coverage continues but the benefit declines as the age of the retired director increases. In the aggregate, the Board of Directors received $209,903.64 for all Board of Directors meetings of the corporation, of the bank and various committee meetings attended in 2004. Total premiums paid, in 2004, for life insurance on behalf of the current and retired directors was $1,360.

Employee Code of Ethics

Since December 2002, we have had a code of conduct for executive officers of the corporation. In 2003, as required by law and regulation, we amended our code of conduct. Our employee code of ethics is applicable to our directors, officers and employees. The code of conduct encourages individuals to report any conduct that they believe in good faith to be an actual or apparent violation of the code or ethics. The Board periodically receives reports on our compliance program. The Code of Ethics is posted on our website at www.firstcitizensbank.com. We have filed a copy of the Code of Ethics with the SEC as Exhibit 14 to our December 31, 2003 Annual Report on Form 10-K.
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NOMINATIONS FOR DIRECTORS

As mentioned previously, the corporation’s Board of Directors does not maintain a nominating committee. Matters within the jurisdiction of this committee are considered by the corporation’s and bank’s Board of Directors. Because the entire board performs the function of a nominating committee, there is no nominating committee charter. We are not listed on the NASDAQ or New York Stock Exchange. We believe that all directors meet the NASDAQ independence standards, except for Directors R. Lowell Coolidge, R. Joseph Landy, Rudolph J. van der Hiel, Larry J. Croft, and Mark L. Dalton who were officers and/or partners, rendered services or sold products to the corporation and/or bank in the normal course of business in 2004.

Nominations for directors, other than those made by or on behalf of the existing Board of Directors, to be elected at an annual meeting of shareholders must be submitted to the Secretary of the corporation in writing not less than ninety (90) days nor more than one-hundred twenty (120) days prior to the date of the meeting. The nominations must be in accordance with Section 202 of the corporation's Bylaws and contain the specified information, including but not limited to: name and address, age, principal occupation, and the number of shares of the corporation held for each proposed nominee.

No third party fees are paid to assist in the process of identifying or evaluating candidates.

When considering potential candidates, the Board of Directors considers, among other things, geographic location, principal occupation, financial expertise, and individual qualifications. The corporation has never received outside nominations for directors.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is comprised of directors who meet the NASDAQ independence standards. On October 19, 2004 Director Mark L. Dalton resigned from the Audit Committee. Prior to this resignation, Mark L. Dalton rendered services or sold products to the corporation and/or bank in the normal course of business in 2004. The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and revised in November 2004 and which is attached to this proxy statement as Appendix A. The Audit Committee met six times in 2004.

The Audit Committee met with management periodically during the year to consider the adequacy of the company’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the company’s independent auditors and with appropriate company financial personnel and internal auditors. The Audit Committee also discussed with the company’s senior management and independent auditors the process used for certifications by the company’s chief executive officer and chief financial officer which are required for certain of the company’s filings with the Securities and Exchange Commission.

The Audit Committee met privately at its regular meeting with both the independent auditors and the internal auditors, as well as with the chief financial officer, the risk manager, and the investments & strategic planning officer on a number of occasions, each of whom has unrestricted access to the Audit Committee.

The Audit Committee appointed S.R. Snodgrass, A.C., Certified Public Accountants as the independent auditors for the company after reviewing the firm’s performance and independence from management.

Management has primary responsibility for the company’s financial statements and the overall reporting process, including the company’s system of internal controls.

The independent auditors audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the company in conformity with generally accepted accounting principles and discussed with the Audit Committee any issues they believe should be raised with the Audit Committee.

The Audit Committee reviewed with management and S.R. Snodgrass, A.C., Certified Public Accountants, the company’s independent auditors, the company’s audited financial statements and met separately with both management and S.R. Snodgrass, A.C., Certified Public Accountants to discuss and review those financial statements and reports prior to issuance. Management has represented, and S.R. Snodgrass, A.C., Certified Public Accountants has confirmed, to the Audit Committee, that the financial statements were prepared in accordance with generally accepted accounting principles.

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The Audit Committee received from and discussed with S.R. Snodgrass, A.C., Certified Public Accountants the written disclosure and the letter required by Independence Standards Board Standard No. 1. (Independence Discussions with Audit Committees). These items relate to that firm’s independence from the company. The Audit Committee also discussed with S.R. Snodgrass, A.C., Certified Public Accountants matters required to be discussed by the Statement on Auditing Standards No. 61. (Communication with Audit Committees) of the Auditing Standards Board of the American Institute of Certified Public Accountants to the extent applicable. The Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by S.R. Snodgrass, A.C., Certified Public Accountants and discussed with the auditors their independence.

In reliance on these reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the company’s audited financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the selection of S.R. Snodgrass, A.C., Certified Public Accountants, as the company’s independent auditors for the year.

Aggregate fees billed to the company by S.R. Snodgrass, A.C., Certified Public Accountants for services rendered are presented below:

Year End December 31,	2003	2004
Audit Fees (1)	$69,661	$70,508
Audit Related Fees	$0	$0
Tax Services (2)	$6,550	$7,550
All Other Fees (3)	$95,007	$45,009

(1)
Audit fees consist of fees for professional services rendered for the audit of Citizens Financial Services, Inc.’s financial statements and review of financial statements included in Citizens Financial Services, Inc.’s quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)
Tax service fees consist of compliance fees for the preparation of original tax returns. Tax service fees also include fees relating to other tax advices, tax consulting and planning other than for tax compliance and preparation.

(3)	Other services consisted primarily of consulting services for the facilitating of strategic planning meetings, loan servicing quality control review and regulatory compliance review

The Audit Committee pre-approved all audit and non-audit services during 2004.

The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining S.R. Snodgrass, A.C., Certified Public Accountant’s independence.

Audit Committee:

E. Gene Kosa (Chairman)
James A. Wagner(Audit Committee Member)
John E. Novak (Audit Committee Member)
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We have no “audit committee financial expert.” We believe the cost to retain a financial expert at this time is prohibitive. However, the Board of Directors believes that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the committee. The committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

BOARD OF DIRECTORS’ REPORT ON EXECUTIVE COMPENSATION

Board Committee Report on Compensation

The corporation’s Board of Directors is responsible for the governance of the corporation and its principal operating subsidiary, First Citizens National Bank. In fulfilling its fiduciary duties, the Board of Directors engages competent persons who undertake to accomplish strategic goals and objectives with integrity and in a cost-effective manner.

The bank’s Human Resource Committee, comprised of five outside directors (Directors Novak, Croft, van der Hiel, Dalton and Kosa), makes recommendations on compensation policies and practices to the Board of Directors. The Human Resource Committee met five times in 2004. The fundamental philosophy of the corporation’s and the bank’s compensation program is to offer competitive compensation opportunities for all employees based on the individual’s contribution and personal performance. Compensation policies are designed to attract and motivate competent and dedicated individuals to enhance the corporation’s and bank’s growth and profitability and the ultimate financial return to shareholders.

The compensation of the senior executives is reviewed and approved in December of each year by the Board of Directors. As a basis for determining compensation, the Board of Directors examines information from a peer group of banks relative to performance and compensation. The peer group for overall bank performance analysis consists primarily of those contained within the Uniform Bank Performance Report prepared by the Office of the Comptroller of the Currency (banks with assets of $300 million to $500 million throughout the United States). The peer group for analysis of compensation paid to other bank holding company and banking institution executives is obtained primarily from L.R. Weber Associates, Inc. and Bank Administration Institute (such peer data is compiled on both a regional and asset size basis). These peer groups are different from the peer group utilized in the performance graph appearing on page 16.

The Board of Directors does not deem Section 162(m) of the Internal Revenue Code to be applicable to the corporation at this time. The Board of Directors intends to monitor the future application of Section 162(m) of the IRC to the compensation paid to its executive officers and in the event that this section does become applicable, the Board of Directors would amend the corporation’s and the bank’s compensation plans to preserve the deductibility of the compensation payable under such plans should such amendment become necessary.

Compensation of the Executive Officers

On September 2, 2003, John M. Thomas, M.D. was appointed Interim President of the corporation and of the bank to replace Richard E. Wilber, who retired as President and Chief Executive Officer effective September 30, 2003. Dr. Thomas ended his term as Interim President at the Organizational Meeting following our Annual Meeting of Shareholders on April 20, 2004. On the same date, Randall E. Black was appointed as Chief Executive Officer and President of the corporation and the bank.

The Board of Directors evaluated the compensation of the President and Chief Executive Officer, and the Executive Vice President in April 2004. Compensation increases were determined based on an analysis of the contribution of these individuals in achieving the corporation’s strategic goals and objectives. In determining whether strategic goals had been achieved, the Board of Directors considered, among numerous factors, the following: the corporation’s performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets, and non-performing loans. Although the performance and increases in compensation were measured in light of these factors, there was no direct correlation between any specific criterion and compensation of these executives, nor was any specific weight provided to any such criteria.
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The Board of Directors believes that the Chief Executive Officer and President’s 2004 salary of $104,600, the Executive Vice President’s 2004 salary of $125,214 and the Senior Vice President/Senior Credit Officer’s 2004 salary of $103,750 is appropriate in light of the corporation’s 2004 accomplishments (a 13.40% return on average equity and a 7.6% increase in assets). Executive officers’ compensation is evaluated in October of each year by the Chief Executive Officer and President. In addition to this compensation, the Chief Executive Officer and President, Executive Vice President, and Senior Vice President/Senior Credit Officer participate in the bank’s deferred profit-sharing plan on the same basis as all other eligible employees. The bank maintains a corporation wide incentive compensation plan whereby employees including the Chief Executive Officer and President, Executive Vice President, and Senior Vice President/Senior Credit Officer may receive cash bonuses based upon varying corporation performance objectives.

HUMAN RESOURCE COMMITTEE

Larry J. Croft	Mark L. Dalton	Rudolph J. van der Hiel
John E. Novak	E. Gene Kosa

BOARD COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Randall E. Black, Chief Executive Officer and President of the corporation and of the bank, is a member of the Human Resource Committee which makes recommendations on compensation policies and practices to the Board of Directors. Mr. Black does not participate in conducting his review nor does he vote on his annual compensation package.

EXECUTIVE COMPENSATION

Information concerning the annual cash and non-cash compensation paid, awarded or earned for services in all capacities to the corporation and the bank for the fiscal years ended December 31, 2004, 2003 and 2002 of those persons who were, as of December 31, 2004, (i) the President and Chief Executive Officer, and (ii) the three other most highly compensated executive officers of the corporation, is set forth below. No other executive officer’s total annual salary and bonus exceeded $100,000 during 2004.

Summary Compensation Table
Name and Principal Position	Year				Long Term Compensation
		Annual Compensation			Awards		Payouts
		Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
John M. Thomas, M.D. Interim President of the corporation and bank	2004 2003	None	None	$29,897 (1) $13,080 (1)	None	None	None	$21,155 (2) $4,850 (2)
Terry B. Osborne Executive Vice President & Secretary of the corporation and bank	2004 2003 2002	$125,214 $117,431 $111,688	$10,908 $16,545 $19,941	$4,560 (3) $4,455 (3) $4,020 (3)	None	None	None	$5,073 (4) $3,990 (4) $8,227 (4)
Randall E. Black CEO & President of the corporation and bank	2004 2003	$104,600 $100,600	$9,847 $12,090	$1,082 (5) None	None	None	None	$3,724 (6) $3,099 (6)
Alexander D. Nadalini Senior Vice President/ Senior Credit Officer	2004 2003	$103,750 $96,154	$9,961 $5,937	None	None	None	None	$4,696 (7) $803 (7)

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(1)
In 2004, this amount includes $17,474 in taxes paid by the corporation on behalf of Dr. Thomas and $12,423 in reimbursed temporary living expenses including rent, utilities, and airfare. In 2003, this amount included $4,991 in taxes paid by the corporation on behalf of Dr. Thomas and $8,089 in reimbursed temporary living expenses including rent, utilities, and airfare.

(2)
In 2004, this amount includes $16,130 non-cash compensation received by Dr. Thomas in the form of stock and $5,025 in deferred director’s fees earned by Dr. Thomas. In 2003, this amount includes $4,850 in deferred directors fees earned by Dr. Thomas.

(3)
In 2004, this amount includes $4,560 in fees paid to Mr. Osborne as Secretary of the corporation. In 2003, this amount included $4,455in fees paid to Mr. Osborne. In 2002, this amount included $4,020 in fees paid to Mr. Osborne.

(4)
In 2004, this amount includes approximately $4,245 for tax deferred profit sharing for Mr. Osborne and $828 for imputed income for life insurance. In 2003, this amount included approximately $3,461 for tax deferred profit sharing for Mr. Osborne and $529 for imputed income for life insurance. In 2002, this amount included approximately $7,732 for tax deferred profit sharing for Mr. Osborne and $495 for imputed income for life insurance.

(5)	In 2004, this amount includes golf fee reimbursement to Mr. Black.

(6)
In 2004, this amount includes approximately $3,442 for tax deferred profit-sharing for Mr. Black and $282 for imputed income for life insurance. In 2003, this amount included approximately $2,830 for tax deferred profit sharing and $269 for imputed income for life insurance.

(7)
In 2004, this amount includes approximately $3,449 for tax deferred profit sharing for Mr. Nadalini and $1,247 for imputed income for life insurance. In 2003, this amount included $803 for imputed income for life insurance.

Consulting and Non-Compete Agreement with Former Executive Officer

On September 30, 2003, Richard E. Wilber resigned as the corporation’s and bank’ s President and Chief Executive Officer and as a director of both the corporation and bank. Mr. Wilber and the corporation agreed to terminate his employment agreement and to enter into a Consulting and Non-Compete Agreement. Pursuant to the terms of the agreement dated September 30, 2003, Mr. Wilber was retained by the corporation and the bank in an advisory and consulting capacity to, among other things, assist the corporation and the bank review, outline, evaluate and implement goals, opportunities, risks and best practices for the corporation and the bank. For his services, which shall not exceed 150 hours per year, Mr. Wilber will receive an annual payment of $100,000 offset by (i) annual payments from the bank’s defined benefit pension plan and (ii) annual payments from social security. The duration of the agreement shall continue until such time that the parties mutually terminate it or a party terminates it for non-performance, as defined in the agreement. The agreement contains a covenant not to compete that prohibits Mr. Wilber, during the period that he receives compensation pursuant to the agreement, from engaging in certain activities and performing certain services in a defined geographic area that may compete with the corporation’s or bank’s business.

An employment agreement with Randall E. Black is currently being negotiated with the Board of Directors.

Retirement Plans

The bank has a noncontributory defined benefit pension plan for all employees meeting certain age and length of service requirements. Benefits are based primarily on years of service and the average annual compensation during the highest five consecutive years within the final ten years of employment. The bank’s funding policy is consistent with the funding requirements of federal law and regulations. The First Citizens National Bank Division of Investment and Trust Services is the trustee of the pension plan.
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The following table sets forth the estimated annual benefits payable on retirement at age 65 by a participating employee, assuming final average earnings as shown. This table reflects the benefit available through the pension plan exclusive of social security. For 2004, a minimum contribution of $395,942 was required. (Note: This is only the minimum contribution - not what the corporation contributed)

Average Annual Earnings	Annual Pension Benefits Upon Retirement with Years of Service Indicated
	15 ----	20 ----	25 ----	30 ----	35 ----
$20,000	3,900	5,200	6,500	7,800	7,800
$40,000	7,800	10,400	13,000	15,600	15,600
$60,000	13,140	17,520	21,900	26,280	26,280
$80,000	19,140	25,520	31,900	38,280	38,280
$100,000	25,140	33,520	41,900	50,280	50,280
$120,000	31,140	41,520	51,900	62,280	62,280
$140,000	37,140	49,520	61,900	74,280	74,280
$160,000	43,140	57,520	71,900	86,280	86,280
$180,000	49,140	65,520	81,900	98,280	98,280
$200,000	55,140	73,520	91,900	110,280	110,280
$220,000	56,640	75,520	94,400	113,280	113,280
$240,000	56,640	75,520	94,400	113,280	113,280

Randall E. Black, Chief Executive Officer and President has 11 years of credited service to the bank. His average salary upon which his benefits would be calculated at December 31, 2004 is $91,730. Terry B. Osborne, Executive Vice President and Secretary of the corporation and bank, has 29 years of credited service to the corporation and bank. His average salary upon which his benefits would be calculated at December 31, 2004 is $128,172. Alex Nadalini, Senior Vice President/Senior Credit Officer has 2 years of credited service to the bank. His average salary upon which his benefits would be calculated at December 31, 2004 is $108,950.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain of the corporation’s directors and executive officers and their associates are and have been customers of the bank and have had transactions with the bank in the ordinary course of business. In addition, certain directors are and have been directors and officers of corporations which are customers of the bank and have had transactions with the bank in the ordinary course of business. All transactions with these directors and officers of the corporation and their associates were made on substantially the same terms (including interest rates and collateral) as those prevailing at the time of the transactions. These transactions did not involve more than a normal risk of collectibility or present other unfavorable features.

During 2004, business and law firms, of which Directors Rudolph J. van der Hiel, R. Lowell Coolidge, R. Joseph Landy, James A. Wagner and Mark L. Dalton were officers and/or partners, rendered services or sold products to the corporation and/or the bank in the normal course of business. Van der Hiel & Chappell, Walrath and Coolidge, and Landy & Landy received $7,988.41, $33,001.95 and $21,291.57, respectively, for legal services rendered to the corporation and/or bank during 2004. Also during 2004, Robert E. Dalton General Insurance, which Director Mark L. Dalton owns, was paid $194,178.00 in premiums for various insurance coverages maintained by the corporation and the bank. Also during 2004, Wagner Ace Hardware, which Director James A. Wagner is President, was paid $1,217.05 for various purchases.

Total loans outstanding from the corporation and the bank at December 31, 2004, to the corporation’s and the bank’s officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $3,090,305.10, or approximate 7.6% of the total equity capital of the bank. Loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate amount of indebtedness outstanding as of the latest practicable date, February 23, 2005, to the above described group was $3,237,725.15.

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ELECTION OF DIRECTORS

Qualification and Nomination of Directors

The Articles of Incorporation provide that the Board of Directors shall consist of not less than five (5) nor more than twenty five (25) directors, the exact number to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting. The number of directors is currently set at 11. The Articles further provide that the directors shall be divided into three classes, as nearly equal in number as possible, known as Class 1, Class 2 and Class 3. The Class 1 Directors elected at this annual meeting will serve for a three year term. The Class 3 Director elected at this annual meeting will serve for a one year term. The Class 3 and Class 2 Directors will continue to serve for one and two years, respectively, in order to complete their three year terms.

The proxies solicited hereunder will be voted FOR (unless otherwise directed) the five nominees named below. The corporation does not contemplate that any nominee will be unable to serve as a director for any reason. Each nominee has agreed to serve if elected. However, in the event one or more of the nominees should be unable to stand for election, the vote will be cast for the remaining nominees in accordance with the best judgment of the Board of Directors.

Cumulative voting rights do not exist with respect to the election of directors. Each share of common stock entitles the holder to cast one vote for each nominee. For example, if a shareholder owns ten shares of common stock, he or she may cast up to ten votes for each of the directors in the class to be elected.

Information as to Nominees and Directors

The following table contains certain information with respect to the corporation’s directors as well as the nominees for Class 1 and Class 3 Director. The date appearing in parenthesis opposite each director’s name in the “Director Since” column represents the year in which each individual became a director of the bank, or any predecessor institution acquired by the bank. Each nominee presently serves as a director of the bank, as well as a director of the corporation. All directors have been engaged in the principal occupation indicated for five years or more. Footnotes appear on page 17.

Name	Age as of March 2, 2005	Principal Occupation for Past Five Years	Director Since Corporation/Bank
CURRENT CLASS 1 DIRECTORS WHOSE TERM EXPIRES IN 2005 AND NOMINEES FOR CLASS 1 DIRECTOR WHOSE TERM EXPIRES IN 2008
Carol J. Tama	64	Retired President of Monaghan Transportation Company	1986 (1984)
R. Lowell Coolidge	64	Attorney-at-Law with the firm of Walrath and Coolidge, located in Wellsboro, PA	1984 (1984)
Larry J. Croft	69	Owner of Croft Ford, Inc., located in Athens, PA	1990 (1969)
Randall E. Black	38	Chief Executive Officer and President of Citizens Financial Services, Inc. and First Citizens National Bank	2004 (2004)
CURRENT CLASS 3 DIRECTOR WHOSE TERM EXPIRES IN 2005 AND NOMINEE FOR CLASS 3 DIRECTOR WHOSE TERM EXPIRES IN 2006
James A. Wagner	58	President of Wagner Ace Hardware, with stores located in Ulysses, PA and Coudersport, PA	2004 (2004)

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CURRENT CLASS 3 DIRECTORS WHOSE TERM EXPIRES IN 2006
E. Gene Kosa	58	Partner in EDKO Farms, a vegetable and dairy farm, located in Ulysses, PA	2001 (2001)
R. Joseph Landy	50	Attorney-at-Law with the firm of Landy & Landy, located in Sayre, PA	2001 (2001)
Roger C. Graham, Jr.	49	Retired Owner of Graham Excavating	2001 (2001)
CURRENT CLASS 2 DIRECTORS WHOSE TERM EXPIRES IN 2007
John E. Novak	68	Retired School Administrator with Southern Tioga School District; retired from supervising student teachers at Elmira College, located in Elmira, NY	1984 (1976)
Rudolph J. van der Hiel	65	Attorney-at-Law with the Law Offices of van der Hiel & Chappell, located in Mansfield, PA; Rector at St. James Episcopal Church, Mansfield, PA; and Trinity Episcopal Church, Antrim, PA	1984 (1975)
Mark L. Dalton	50	Owner of Robert E. Dalton General Insurance, located in Blossburg, PA	1998 (1997)

BENEFICIAL OWNERSHIP OF THE CORPORATION’S STOCK
OWNED BY PRINCIPAL OWNERS AND MANAGEMENT

Principal Shareholders

The following table sets forth, as of March 2, 2005, the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than 5% of the corporation’s outstanding common stock, the number of shares beneficially owned by such person and the percentage of the corporation’s outstanding common stock so owned.
Name and Address	Number of Shares Beneficially Owned (1)	Percent of Outstanding Common Stock Beneficially Owned (2)
R. Lowell Coolidge Post Office Box 41 Wellsboro, Pennsylvania 16901	154,018	5.42%

(1)
The securities “beneficially owned” by an individual are determined in accordance with the definitions of “Beneficial Ownership” set forth in the general rules and regulations of the Securities and Exchange Commission and may include securities owned by or for the individual’s spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March 2, 2005. Beneficial ownership may be disclaimed as to certain of the securities.

(2)	Mr. Coolidge holds 124,016 shares individually, and 30,002 shares are held by his spouse.

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Share Ownership by Directors, Officers and Nominees

The following table sets forth as of March 2, 2005, the amount and percentage of the common stock beneficially owned by each director, each nominee for director and all executive officers and directors of the corporation and bank as a group. This information is furnished by the directors and the corporation. All shares are held individually unless otherwise noted.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
CURRENT CLASS 1 DIRECTORS WHOSE TERM EXPIRES IN 2005 AND NOMINEES FOR CLASS 1 DIRECTOR WHOSE TERM EXPIRES IN 2008
Carol J. Tama	79,385	(2)	2.79%
R. Lowell Cooldige	154,018	(3)	5.42%
Larry J. Croft	28,337	(4)	1.00%
Randall E. Black	1,193	(5)	.04%
CURRENT CLASS 3 DIRECTOR WHOSE TERM EXPIRES IN 2005 AND NOMINEE FOR CLASS 3 DIRECTOR WHOSE TERM EXPIRES IN 2006
James A. Wagner	20,042	(6)	.71%
CURRENT CLASS 3 DIRECTORS WHOSE TERM EXPIRES IN 2006
E. Gene Kosa	1,062	(7)	.04%
R. Joseph Landy	7,416	(8)	.26%
Roger C. Graham, Jr.	13,527.48%
CURRENT CLASS 2 DIRECTORS WHOSE TERM EXPIRES IN 2007
John E. Novak	3,606	(9)	.13%
Rudolph J. van der Hiel	17,805	(10)	.63%
Mark L. Dalton	1,208.04%

All Nominees, Directors and Executive Officers as a Group 11 directors, 8 officers, 19 persons	332,328		11.70%

(1)
The securities “beneficially owned” by an individual are determined in accordance with the definitions of “Beneficial Ownership” set forth in the general rules and regulations of the Securities and Exchange Commission and may include securities owned by or for the individual’s spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days after March 2, 2005. Beneficial ownership may be disclaimed as to certain of the securities.

(2)	Mrs. Tama holds 74,578 shares individually, and 4,807 shares in a partnership.

(3)	Mr. Coolidge holds 124,016 shares individually, and 30,002 shares are held by his spouse.

(4)	Mr. Croft holds 17,928 shares individually, 9,850 shares jointly with his spouse, and 559 shares are held by his spouse.

(5)	Mr. Black holds 1,193 shares jointly with his spouse.

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(6)	Mr. Wagner holds 7,501 shares individually, and 12,541 shares jointly with his father and brother.

(7)	Mr. Kosa holds 985 shares jointly with his spouse, 20 shares are held by his spouse, and 57 shares are held in an investment club.

(8)	Mr. Landy holds 3,882 shares individually, 2,586 shares jointly with his spouse, and 948 as custodian for his children.

(9)	Mr. Novak holds 3,419 shares individually, and 187 shares are held by his spouse.

(10)	Mr. van der Hiel holds 16,241 shares individually, 22 shares are held jointly with his spouse, and 1,542 shares are held by his spouse.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the corporation’s officers and directors, and persons who own more than 10% of the registered class of the corporation’s equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the corporation with copies of all Section 16(a) forms that they file.

Based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons that no Forms 5 were required for those persons, the corporation believes that during the period January 1, 2004, through December 31, 2004, its officers, directors and 10% shareholders were in compliance with all applicable filing requirements, except for Director Carol J. Tama and officer Thomas C. Lyman.

PERFORMANCE GRAPH

The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the corporation specifically incorporates this information by reference, and shall not otherwise be deemed under such Acts.

The graph compares the corporation’s stock performance from December 31, 1999 through December 31, 2004, against the performance of the S&P 500 Index, NASDAQ Composite and Mid-Atlantic Custom Peer Group for the same period. The graph shows the cumulative investment return to shareholders, based on the assumption that a $100 investment was made on December 31, 1999, in each of the corporation’s common stock, the S&P 500 Index, NASDAQ Composite, and the Mid-Atlantic Custom Peer Group, and that all dividends were reinvested in such securities over the past five fiscal years. Shareholder return shown on the graph below is not necessarily indicative of future performance.

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		Period Ending
Index	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Citizens Financial Services, Inc.	100.00	73.76	92.25	152.14	172.18	179.52
S&P 500*	100.00	101.90	80.42	62.64	80.62	89.47
NASDAQ Composite	100.00	60.82	48.16	33.11	49.93	54.49
Mid-Atlantic Custom Peer Group**	100.00	90.64	107.51	135.15	182.03	204.59

NOTE: The Mid-Atlantic Custom Peer Group consists of Mid-Atlantic commercial banks with assets less than $1 billion.

Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2005. Used with permission. All rights reserved. crsp.com.

PROPOSALS

1.	To Elect Four Class 1 Directors

Nominees for Class 1 Director are:
•	Carol J. Tama (director since 1984).

•	R. Lowell Coolidge (director since 1984).

•	Larry J. Croft (director since 1990).

•	Randall E. Black (director since 2004).

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2.	To Elect One Class 3 Director

Nominee for Class 3 Director is:
•	James A. Wagner (director since 2004).

Each nominee for Class 1 Director has consented to serve a three year term. The nominee for Class 3 Director as consented to serve a one year term. (See page 12 for more information.)

If any director is unable to stand for re-election, the Board may designate a substitute. The proxy holders will vote in favor of a substitute nominee. The Board of Directors has no reason to believe the four nominees for Class 1 Director and the one nominee for Class 3 Director will be unable to serve if elected.

Cumulative voting rights do not exist with respect to the election of directors. The individuals receiving the highest number of votes of the shares present (in person or by proxy and entitled to vote at the annual meeting) will be elected as a director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE FOUR NOMINEES AS CLASS 1 DIRECTOR AND THE ONE NOMINEE FOR CLASS 3 DIRECTOR.

INDEPENDENT AUDITORS

S.R. Snodgrass, A.C., Certified Public Accountants, of Wexford, Pennsylvania, served as the corporation’s independent public accountants for its 2004 fiscal year. The corporation has been advised by S.R. Snodgrass that none of its members has any financial interest in the corporation. In addition to performing customary audit services, S.R. Snodgrass assisted the corporation and the bank with preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging the bank for such services at its customary hourly billing rates. These non-audit services were approved by the corporation’s and the bank’s Board of Directors after due consideration of the effect of the performance thereof on the independence of the auditors and after the conclusion by the corporation’s and the bank’s Board of Directors that there was no effect on the independence of the auditors. S.R. Snodgrass will serve as the corporation’s independent public accountants for its 2005 fiscal year. A representative of S.R. Snodgrass will be present at the Annual Meeting of Shareholders. The representative will have an opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate questions presented by shareholders at the annual meeting.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Securities and Exchange Commission Regulations permit shareholders to submit proposals for consideration at the Annual Meeting of Shareholders. Any proposals for the corporation’s Annual Meeting of Shareholders to be held in 2006, must be submitted to the Chief Executive Officer and President of Citizens Financial Services, Inc., at its principal office at 15 South Main Street, Mansfield, Pennsylvania 16933 on or before Wednesday, November 10, 2005, in order to be included in proxy materials relating to that annual meeting.

Next year’s annual meeting currently is scheduled to be held on Tuesday, April 18, 2006.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

The Board of Directors of the corporation is not aware of any other matters to be presented for action other than described in this proxy statement or the accompanying Notice of Annual Meeting of Shareholders, but if any other matters properly come before the meeting, and any adjournments or postponements of the meeting, the proxy holders are authorized to vote them in accordance with the recommendation of the Board of Directors.

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ADDITIONAL INFORMATION

Upon written request of any shareholder, a copy of the corporation’s Annual Report on SEC Form 10-K for its fiscal year ended December 31, 2004, including the financial statements and the schedules thereto, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, may be obtained without charge, from Mickey L. Jones, Assistant Treasurer, Citizens Financial Services, Inc., 15 South Main Street, Mansfield, Pennsylvania 16933.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

The Board of Directors does not have a formal process for shareholders to send communications to the Board. Due to the infrequency of shareholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Shareholders may contact in writing any director of the corporation at its principal office located at 15 South Main Street, Mansfield, Pennsylvania 16933.
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APPENDIX A

CITIZENS FINANCIAL SERVICES, INC.
AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER
November 2004

AUDIT COMMITTEE MISSION
The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

•	Monitor the integrity of the Corporation's financial reporting process and systems of internal controls regarding finance, accounting and regulatory compliance.

•	Monitor the independence and performance of the Corporation's independent auditors and internal auditing department.

•	Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of
Directors.

•	Perform the Audit Committee Function for such subsidiaries of the Corporation as determined by the Board of Directors to the extent permissible under applicable law.

To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership.

AUDIT COMMITTEE ORGANIZATION

Audit Committee members shall meet the requirements of the Self-Regulatory Organization or Exchange on which the corporation is listed and any other applicable regulatory requirements. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. The Audit Committee has no “audit committee financial expert.” However, the Board of Directors believes that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the committee. The committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. One of the members shall be designated "Chairman."

The Committee shall meet quarterly, or more frequently as circumstances dictate.

The Committee believes that the above mission statement sets fourth its primary roles and responsibilities. In that connection, the following is meant to serve as a guide in achieving that mission.

ROLES AND RESPONSIBILITIES

FINANCIAL STATEMENT REVIEW PROCEDURES

1.
Review the Corporation's interim financial results and annual audited financial statements prior to filing or distribution. The review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. Discuss with Independent Auditors its judgment about the quality, not just acceptability, of the Corporation's accounting principles as applied in its financial reporting.

Page -19-

2.
In consultation with management, independent auditors, and internal auditors, consider the integrity of the Corporation's financial reporting processes and controls. Discuss significant financial risk exposures and steps taken by management to monitor, control, and report such exposures.

3.
Review significant findings prepared by the independent auditors and the internal auditors together with management's responses. Gain an understanding of whether internal control recommendations made by internal and independent auditors have been implemented by management.

4.	Review the adequacy of the Corporation's internal controls.

5.
The Committee's job is one of oversight as set forth in this Audit Charter. It is not the duty of the Committee to prepare the Corporation's financial statements, to plan or conduct audits, or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Corporation's management is responsible for preparing the Corporation's financial statements and for maintaining internal control, and the independent auditors are responsible for auditing the financial statements.

6.
In performing their duties and responsibilities, as permitted under the Pennsylvania Business Corporation Law, as amended, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

•	One or more officers or employees of the Corporation whom the Committee member reasonably believes to be reliable and competent in the matters presented;

•	Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

•	Another committee of the Board as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.

INDEPENDENT AUDITORS
1.
The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

2.	Review the independent auditors' timetable, scope and approach of the quarterly reviews and annual examination of the financial statements.

3.
Obtain from the independent auditors their annual communication to the Audit Committee in satisfaction of SAS 61 regarding communication with the Audit Committee, and, if applicable, any commentary on internal contracts or other recommendations.

4.	Review and discuss with the independent auditors all significant relationships they have with the Corporation that could impair the auditors' independence.

INTERNAL AUDITORS
1.	Approve an Annual Risk Assessment and Audit Plan developed by the internal auditors.

2.	Meet quarterly with the internal auditors to gain an understanding of the effectiveness of the internal audit function. These meetings will also serve in evaluating their performance.

3.	Review significant reports prepared by the internal auditors together with management's response and follow-up to these reports.

Page -20-

4.
The Audit Committee may contract for internal audit services as necessary to assess the adequacy and effectiveness of internal controls, the accuracy of management reporting and compliance with laws, regulations and bank policy. The Audit Committee will set forth the outsourcing vendor's responsibilities in a written contract the terms of which comply with the "Interagency Policy Statement of Internal Audit and Internal Audit Outsourcing."

COMPLIANCE WITH LAWS AND REGULATIONS

1.	Periodically obtain updates from management and compliance auditors regarding compliance with laws and regulations.

2.
Review the findings of any examination by regulatory agencies such as the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency, or the Securities and Exchange Commission.

3.	3. Be familiar with Management's response to regulatory examinations.

OTHER COMMITTEE RESPONSIBILITIES

1.
Review and update the Audit Charter annually and submit the charter to the Board of Directors for approval. Ensure that the charter is included within the Corporation's proxy statement once every three years or as may otherwise be required by applicable laws and regulations.

2.
Prepare an annual Audit Committee Report for inclusion in the Corporation's Annual Proxy Statement that states a formal audit charter has been approved and that the Audit Committee has satisfied its responsibility during the year.

3.
Perform other oversight functions as requested by the Board of Directors. Further, the Audit Committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities.

4.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

5.
Meet periodically with the internal auditors, the independent accountants, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

6.	Report Audit Committee actions to the Board of Directors with such recommendations, as the Audit Committee may deem appropriate.

7.	Establish procedures with regard to the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.

SUBSIDIARY BANK AUDIT COMMITTEE

1.
Where the Committee is performing the duties required by law to be performed by an audit committee for a subsidiary bank of the Corporation that does not have its own audit committee, will review with management and the independent auditors the basis for the reports required to be filed by management and by the independent auditors with the FDIC pursuant to 12 C.F.R. Sections 363.

2.
Perform the duties required to be performed by the fiduciary audit committee for any bank subsidiary of the Corporation exercising fiduciary powers that does not have its own audit committee, in each case to the extent permitted, and in the manner required, by applicable laws and regulations.

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ANNEX A

CITIZENS FINANCIAL SERVICES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 19, 2005

TO THE SHAREHOLDERS OF CITIZENS FINANCIAL SERVICES, INC.:

Notice is hereby given that the Annual Meeting of Shareholders of CITIZENS FINANCIAL SERVICES, INC. will be held at 12:00 p.m., prevailing time, on Tuesday, April 19, 2005 at the Tioga County Fairgrounds Main Building, Whitneyville, Pennsylvania, 16901, for the following purposes:

1.	To elect four Class 1 Directors to serve for a three-year term and until their successors are elected and qualified.

2.	To elect one Class 3 Director to serve for a one-year term and until his successor is elected and qualified

3.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

In accordance with the corporation’s Bylaws and action by the Board of Directors, only those shareholders of record at the close of business on March 2, 2005 are entitled to vote at the annual meeting and any adjournment or postponement thereof.

A copy of the corporation’s Annual Report to Shareholders for the fiscal year ended December 31, 2004 is enclosed with this Notice. Copies of the corporation’s Annual Report to Shareholders for the 2003 fiscal year may be obtained at no cost by contacting Randall E. Black, Chief Executive Officer and President, 15 South Main Street, Mansfield, Pennsylvania 16933, telephone: 800-326-9486.

You are urged to mark, sign, date and promptly return your proxy in the enclosed envelope so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed proxy, regardless of the number of shares you hold, will aid the corporation in reducing the expense of additional proxy solicitation. Even if you return a proxy, you may vote in person if you attend the meeting and give written notice to the Secretary of the corporation.

By Order of the Board of Directors,

Randall E. Black
Chief Executive Officer and President
March 9, 2005
Mansfield, Pennsylvania

ANNEX B
CITIZENS FINANCIAL SERVICES, INC.
PROXY
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 19, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Terry B. Osborne and Thomas C. Lyman and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Citizens Financial Services, Inc. that the undersigned may be entitled to vote at the corporation’s Annual Meeting of Shareholders to be held at the Tioga County Fairgrounds Main Building, Whitneyville, Pennsylvania 16901, on Tuesday, April 19, 2005 at 12:00 p.m., prevailing time, and at any adjournment or postponement thereof as follows:

1.	ELECTION OF CLASS 1 DIRECTORS TO SERVE FOR A THREE-YEAR TERM
Carol J. Tama	R. Lowell Coolidge	Larry J. Croft	Randall E. Black

❒	FOR all nominees listed above (except as marked to the contrary below)	❒	WITHHOLD AUTHORITY to vote for all nominees listed above

The Board of Directors recommends a vote FOR these nominees.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

2.	ELECTION OF CLASS 3 DIRECTOR TO SERVE FOR A ONE-YEAR TERM

James A. Wagner

❒	FOR all nominees listed above (except as marked to the contrary below)	❒	WITHHOLD AUTHORITY to vote for all nominees listed above

The Board of Directors recommends a vote FOR these nominees.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

3.	In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEES.

Dated: , 2005

Number of Shares Held of Record on March 2, 2005 (Indicated Above)	Signature(s) (Seal)

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.

Luncheon Reservation
❒ I will attend the luncheon, please include my reservation for      person(s)
❒    I will be unable to attend the luncheon

* This proxy may be revoked at any time before it is voted. *